UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2010

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On May 7, 2010, Marriott International, Inc. (“Marriott”) held its Annual Meeting of Shareholders. At the Annual Meeting, shareholders considered: 1) the election of the eleven director nominees named in the proxy statement; and 2) the ratification of the independent registered public accounting firm for fiscal 2010. The voting results at the Annual Meeting of Marriott Shareholders on May 7, 2010, with respect to each of the matters described above, were as follows:

1.	The eleven director nominees named in the proxy statement were elected based upon the following votes:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
J.W. Marriott, Jr.	2,626,760,050	47,967,330	2,892,710	338,910,370
John W. Marriott III	2,658,703,510	15,527,470	3,389,110	338,910,370
Mary K. Bush	2,644,189,330	26,985,130	6,445,630	338,910,370
Lawrence W. Kellner	2,659,915,120	11,295,390	6,409,580	338,910,370
Debra L. Lee	2,626,997,620	43,848,770	6,773,700	338,910,370
George Muñoz	2,659,323,410	11,614,890	6,681,790	338,910,370
Harry J. Pearce	2,649,456,020	21,853,170	6,310,900	338,910,370
Steven S Reinemund	2,659,618,710	11,372,810	6,628,570	338,910,370
W. Mitt Romney	2,651,123,660	21,715,160	4,781,270	338,910,370
William J. Shaw	2,658,924,580	14,762,520	3,932,990	338,910,370
Lawrence M. Small	2,644,912,240	26,332,390	6,375,460	338,910,370

2.	The appointment of Ernst & Young LLP as Marriott’s independent registered public accounting firm for fiscal 2010 was ratified as follows:

FOR	AGAINST	ABSTAIN
3,000,003,090	11,125,030	5,402,340

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: May 12, 2010	By:	/s/ Carl T. Berquist
Carl T. Berquist
Executive Vice President and Chief Financial Officer

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